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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 2, 2000 in the Registration Statement (Form S-1 No. 333-54342) and related Prospectus of PRAECIS PHARMACEUTICALS INCORPORATED for the registration of 7,187,500 shares of its common stock.


                                          /s/ Ernst & Young LLP

Boston, Massachusetts
January 24, 2001